EXHIBIT (h.2.)

                          Accounting Services Agreement

                 AMENDMENT TO THE ACCOUNTING SERVICES AGREEMENT

       This Amendment dated December 15, 2003 (the "Amendment") is made to the Accounting Services Agreement dated April 1, 1996 (as amended and supplemented, the "Agreement") by and between SIT Large Cap Growth Fund, Inc. (the "Company") and PFPC Inc. ("PFPC").

1. Exhibit 1 is modified by adding the following new portfolios for which the Company would like to retain PFPC as Fund Accounting Agent:

              SIT Dividend Growth Fund (Series G)
              SIT Florida Tax Free Income Fund (Series A)

2. Section 3 of the Agreement is deleted in its entirety and replaced with the following:

                     3. Services and Duties. Subject to the supervision and control of the Company, PFPC undertakes to provide the following specific services:

                            (a) Accounting and bookkeeping services (including
              the maintenance of such accounts, books and records of the Company as may be required by Section 31(a) of the 1940 Act and the rules thereunder);

                            (b) Valuing the assets of each Fund and calculating
              the net asset value of the shares of the Fund at the close of trading on the New York Stock Exchange ("NYSE") on each day on which the NYSE is open for trading, and at such other times as the Board of Directors may reasonably request;

                     In performing its duties under this Agreement, PFPC: (a)
              will act in accordance with the Articles, By-Laws, Prospectuses and with the instructions and directions of the Company and will conform to and comply with the requirements of the 1940 Act and all other applicable Federal or state laws and regulations; and
              (b) will consult with legal counsel to the Company, as necessary and appropriate. Furthermore, PFPC shall not have or be required to have any authority to supervise the investment or reinvestment of the securities or other properties which comprise the assets of the Company or any of its Funds and shall not provide any investment advisory services to the Company or any of its Funds.

3. Paragraph (a) of Section 4 of the Agreement is deleted in its entirety and replaced with the following (all succeeding paragraphs in the Agreement are appropriately renumbered):

                     (a) For the services to be rendered, the facilities to be
              furnished and the payments to be made by PFPC, as provided for in this Agreement, the Company, on behalf of each Fund, will pay PFPC on the first business day of each month a fee for the previous month at the annual rate as follows:

                   Assets                                  Basis Point Charge
                   ------                                  ------------------
                   $1 > $2,000,000,000                            4.0
                   $2,000,000,000 - $5,000,000,000                2.5
                   > $5,000,000,000                               2.0

              For purposes of determining the asset levels in the foregoing fee schedule, the assets of all Sit Mutual Funds serviced by PFPC, shall be combined. In addition, for each fund added, if any, to the Sit Mutual Funds listed on Exhibit 1 attached hereto and serviced hereunder by PFPC (a "New Fund") the Company shall pay PFPC a minimum annual fee in an amount equal to a.) $30,000 less b.) an amount calculated in accordance with the foregoing fee schedule for the New Fund on a stand alone basis without regard to other Sit Mutual Funds serviced by PFPC.

                     (b) Miscellaneous Charges. The Company shall be charged for the following products and services as applicable:

                     o Ad hoc reports
                     o Manual Pricing
                     o Materials for Rule 15c-3 Presentations

                     (c) Programming Costs. The following programming rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Agreement:

                     System Enhancements (Non Dedicated Team): $150.00 per hr. per programmer

4. Paragraph (e) of Section 8 of the Agreement is hereby deleted in its entirety and replaced with the following:

              (e) Notwithstanding anything contained in this Agreement to the contrary, the Company may terminate this Agreement for any reason, or no reason, upon ninety (90) days written notice to PFPC and the payment to PFPC of an early termination penalty equal to $200,000.


5. Effective June 11, 2004, paragraph (a) of Section 13 of the Agreement is hereby amended to change the address for notices to the Company and PFPC as follows:

              To the Company:

              SIT Investments
              3300 IDS Center
              80 South Eighth Street
              Minneapolis, Minnesota 55402
              Attention:  President

              To PFPC:

              PFPC Inc.
              301 Bellevue Parkway
              Wilmington, Delaware 19809
              Attention:  President

6. Schedule B to the Agreement is deleted in its entirety and replaced with the attached Schedule B.

7. Except to the extent amended hereby, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

PFPC INC.                             SIT LARGE CAP GROWTH FUND, INC.

By:  /s/ Neal J. Andrews              By:  /s/ Paul E. Rasmussen
     ---------------------------           -------------------------------------

Title:  SVP                           Title:  VP
        ------------------------              ----------------------------------

                                   SCHEDULE B

                             OUT-OF-POCKET EXPENSES


The Company will reimburse PFPC for out-of-pocket expenses incurred on the Company's behalf, including, but not limited to, postage, telephone, telex, overnight express charges, deconversion costs, costs to obtain independent security market quotes, record retention, third party audit reviews (SAS 70), processing fees related to initial Blue Sky filings and travel expenses incurred for Board meeting attendance.

PFPC RESERVES THE RIGHT TO RENEGOTIATE THE FEES SET FORTH ON THIS SCHEDULE B AND IN SECTION 4 OF THE AGREEMENT SHOULD THE ACTUAL SERVICES VARY MATERIALLY FROM THE ASSUMPTIONS PROVIDED.

                                    EXHIBIT 1

                                SIT MUTUAL FUNDS


Sit Mid Cap Growth Fund, Inc.
Sit Large Cap Growth Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Money Market Fund, Inc.
Sit Mutual Funds, Inc.
            Sit International Growth Fund (Series A)
            Sit Balanced Fund (Series B)
            Sit Developing Markets Growth Fund (Series C)
            Sit Small Cap Growth Fund (Series D)
            Sit Science and Technology Growth Fund (Series E) Sit Dividend Growth Fund (Series G)*
Sit Mutual Funds II, Inc.
            Sit Tax-Free Income Fund (Series A)
            Sit Minnesota Tax-Free Income Fund (Series B)
            Sit Bond Fund (Series C)
Sit Mutual Funds Trust
            Sit Florida Tax Free Income Fund (Series A)*



















* A New Fund as defined in Section 4a.

                 AMENDMENT TO THE ACCOUNTING SERVICES AGREEMENT

       This Amendment dated December 15, 2003 (the "Amendment") is made to the Accounting Services Agreement dated April 1, 1996 (as amended and supplemented, the "Agreement") by and between SIT Mid Cap Growth Fund, Inc. (the "Company") and PFPC Inc. ("PFPC").

1. Exhibit 1 is modified by adding the following new portfolios for which the Company would like to retain PFPC as Fund Accounting Agent:

              SIT Dividend Growth Fund (Series G)
              SIT Florida Tax Free Income Fund (Series A)

2. Section 3 of the Agreement is deleted in its entirety and replaced with the following:

                     3. Services and Duties. Subject to the supervision and control of the Company, PFPC undertakes to provide the following specific services:

                            (a) Accounting and bookkeeping services (including
              the maintenance of such accounts, books and records of the Company as may be required by Section 31(a) of the 1940 Act and the rules thereunder);

                            (b) Valuing the assets of each Fund and calculating
              the net asset value of the shares of the Fund at the close of trading on the New York Stock Exchange ("NYSE") on each day on which the NYSE is open for trading, and at such other times as the Board of Directors may reasonably request;

                     In performing its duties under this Agreement, PFPC: (a)
              will act in accordance with the Articles, By-Laws, Prospectuses and with the instructions and directions of the Company and will conform to and comply with the requirements of the 1940 Act and all other applicable Federal or state laws and regulations; and
              (b) will consult with legal counsel to the Company, as necessary and appropriate. Furthermore, PFPC shall not have or be required to have any authority to supervise the investment or reinvestment of the securities or other properties which comprise the assets of the Company or any of its Funds and shall not provide any investment advisory services to the Company or any of its Funds.

3. Paragraph (a) of Section 4 of the Agreement is deleted in its entirety and replaced with the following (all succeeding paragraphs in the Agreement are appropriately renumbered):

                     (a) For the services to be rendered, the facilities to be
              furnished and the payments to be made by PFPC, as provided for in this Agreement, the Company, on behalf of each Fund, will pay PFPC on the first business day of each month a fee for the previous month at the annual rate as follows:

                      Assets                               Basis Point Charge
                      ------                               ------------------
                      $1 > $2,000,000,000                          4.0
                      $2,000,000,000 - $5,000,000,000              2.5
                      > $5,000,000,000                             2.0

              For purposes of determining the asset levels in the foregoing fee schedule, the assets of all Sit Mutual Funds serviced by PFPC, shall be combined. In addition, for each fund added, if any, to the Sit Mutual Funds listed on Exhibit 1 attached hereto and serviced hereunder by PFPC (a "New Fund") the Company shall pay PFPC a minimum annual fee in an amount equal to a.) $30,000 less b.) an amount calculated in accordance with the foregoing fee schedule for the New Fund on a stand alone basis without regard to other Sit Mutual Funds serviced by PFPC.

                     (b) Miscellaneous Charges. The Company shall be charged for the following products and services as applicable:

                            o Ad hoc reports
                            o Manual Pricing
                            o Materials for Rule 15c-3 Presentations

                     (c) Programming Costs. The following programming rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Agreement:

                            System Enhancements (Non Dedicated Team): $150.00 per hr. per programmer

4. Paragraph (e) of Section 8 of the Agreement is hereby deleted in its entirety and replaced with the following:

              (e) Notwithstanding anything contained in this Agreement to the contrary, the Company may terminate this Agreement for any reason, or no reason, upon ninety (90) days written notice to PFPC and the payment to PFPC of an early termination penalty equal to $200,000.


5. Effective June 11, 2004, paragraph (a) of Section 13 of the Agreement is hereby amended to change the address for notices to the Company and PFPC as follows:

              To the Company:

              SIT Investments
              3300 IDS Center
              80 South Eighth Street
              Minneapolis, Minnesota 55402
              Attention:  President

              To PFPC:

              PFPC Inc.
              301 Bellevue Parkway
              Wilmington, Delaware 19809
              Attention:  President

6. Schedule B to the Agreement is deleted in its entirety and replaced with the attached Schedule B.

7. Except to the extent amended hereby, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.


PFPC INC.                                SIT MID CAP GROWTH FUND, INC.

By:  /s/ Neal J. Andrews                 By:/s/ Paul E. Rasmussen
     ---------------------------            ------------------------------------

Title:  SVP                              Title:  VP
        ------------------------                 -------------------------------

                                   SCHEDULE B

                             OUT-OF-POCKET EXPENSES


The Company will reimburse PFPC for out-of-pocket expenses incurred on the Company's behalf, including, but not limited to, postage, telephone, telex, overnight express charges, deconversion costs, costs to obtain independent security market quotes, record retention, third party audit reviews (SAS 70), processing fees related to initial Blue Sky filings and travel expenses incurred for Board meeting attendance.

PFPC RESERVES THE RIGHT TO RENEGOTIATE THE FEES SET FORTH ON THIS SCHEDULE B AND IN SECTION 4 OF THE AGREEMENT SHOULD THE ACTUAL SERVICES VARY MATERIALLY FROM THE ASSUMPTIONS PROVIDED.

                                   EXHIBIT 1

                                SIT MUTUAL FUNDS


Sit Mid Cap Growth Fund, Inc.
Sit Large Cap Growth Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Money Market Fund, Inc.
Sit Mutual Funds, Inc.
            Sit International Growth Fund (Series A)
            Sit Balanced Fund (Series B)
            Sit Developing Markets Growth Fund (Series C)
            Sit Small Cap Growth Fund (Series D)
            Sit Science and Technology Growth Fund (Series E) Sit Dividend Growth Fund (Series G)*
Sit Mutual Funds II, Inc.
            Sit Tax-Free Income Fund (Series A)
            Sit Minnesota Tax-Free Income Fund (Series B)
            Sit Bond Fund (Series C)
Sit Mutual Funds Trust
            Sit Florida Tax Free Income Fund (Series A)*



















* A New Fund as defined in Section 4a.

                 AMENDMENT TO THE ACCOUNTING SERVICES AGREEMENT

       This Amendment dated December 15, 2003 (the "Amendment") is made to the Accounting Services Agreement dated April 1, 1996 (as amended and supplemented, the "Agreement") by and between SIT Mutual Funds, Inc. (the "Company") and PFPC Inc. ("PFPC").

1. Schedule A is modified by adding the following new portfolio for which the Company would like to retain PFPC as Fund Accounting Agent:

              SIT Dividend Growth Fund (Series G)


2. Exhibit 1 is modified by adding the following new portfolios for which the Company would like to retain PFPC as Fund Accounting Agent:

              SIT Dividend Growth Fund (Series G)
              SIT Florida Tax Free Income Fund (Series A)

3. Section 3 of the Agreement is deleted in its entirety and replaced with the following:

                     3. Services and Duties. Subject to the supervision and control of the Company, PFPC undertakes to provide the following specific services:

                            (a) Accounting and bookkeeping services (including
              the maintenance of such accounts, books and records of the Company as may be required by Section 31(a) of the 1940 Act and the rules thereunder);

                            (b) Valuing the assets of each Fund and calculating
              the net asset value of the shares of the Fund at the close of trading on the New York Stock Exchange ("NYSE") on each day on which the NYSE is open for trading, and at such other times as the Board of Directors may reasonably request;

              In performing its duties under this Agreement, PFPC: (a) will act in accordance with the Articles, By-Laws, Prospectuses and with the instructions and directions of the Company and will conform to and comply with the requirements of the 1940 Act and all other applicable Federal or state laws and regulations; and (b) will consult with legal counsel to the Company, as necessary and appropriate. Furthermore, PFPC shall not have or be required to have any authority to supervise the investment or reinvestment of the securities or other properties which comprise the assets of the Company or any of its Funds and shall not provide any investment advisory services to the Company or any of its Funds.

4. Paragraph (a) of Section 4 of the Agreement is deleted in its entirety and replaced with the following (all succeeding paragraphs in the Agreement are appropriately renumbered):

                     (a) For the services to be rendered, the facilities to be
              furnished and the payments to be made by PFPC, as provided for in this Agreement, the Company, on behalf of each Fund, will pay PFPC on the first business day of each month a fee for the previous month at the annual rate as follows:

                     Assets                                Basis Point Charge
                     ------                                ------------------
                     $1 > $2,000,000,000                        4.0
                     $2,000,000,000 - $5,000,000,000            2.5
                     > $5,000,000,000                           2.0

              For purposes of determining the asset levels in the foregoing fee schedule, the assets of all Sit Mutual Funds serviced by PFPC, shall be combined. In addition, for each fund added, if any, to the Sit Mutual Funds listed on Exhibit 1 attached hereto and serviced hereunder by PFPC (a "New Fund") the Company shall pay PFPC a minimum annual fee in an amount equal to a.) $30,000 less b.) an amount calculated in accordance with the foregoing fee schedule for the New Fund on a stand alone basis without regard to other Sit Mutual Funds serviced by PFPC.

                     (b) Miscellaneous Charges. The Company shall be charged for the following products and services as applicable:

                            o Ad hoc reports
                            o Manual Pricing
                            o Materials for Rule 15c-3 Presentations

                     (c) Programming Costs. The following programming rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Agreement:

                            System Enhancements (Non Dedicated Team): $150.00 per hr. per programmer

5. Paragraph (e) of Section 8 of the Agreement is hereby deleted in its entirety and replaced with the following:

              (e) Notwithstanding anything contained in this Agreement to the contrary, the Company may terminate this Agreement for any reason, or no reason, upon ninety (90) days written notice to PFPC and the payment to PFPC of an early termination penalty equal to $200,000.


6. Effective June 11, 2004, paragraph (a) of Section 13 of the Agreement is hereby amended to change the address for notices to the Company and PFPC as follows:

              To the Company:

              SIT Investments
              3300 IDS Center
              80 South Eighth Street
              Minneapolis, Minnesota 55402
              Attention:  President

              To PFPC:

              PFPC Inc.
              301 Bellevue Parkway
              Wilmington, Delaware 19809
              Attention:  President

7. Schedule B to the Agreement is deleted in its entirety and replaced with the attached Schedule B.

8. Except to the extent amended hereby, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

PFPC INC.                                  SIT MUTUAL FUNDS, INC.

By:  /s/ Neal J. Andrews                   By:/s/ Paul E. Rasmussen
     ---------------------------              ---------------------------------

Title:  SVP                                Title:  VP
        ------------------------                   ----------------------------

                                   SCHEDULE A

                             SIT MUTUAL FUNDS, INC.

Sit Mutual Funds, Inc.
            Sit International Growth Fund (Series A)
            Sit Balanced Fund (Series B)
            Sit Developing Markets Growth Fund (Series C)
            Sit Small Cap Growth Fund (Series D)
            Sit Science and Technology Growth Fund (Series E)
            Sit Dividend Growth Fund (Series G)*



* A New Fund as defined in Section 4a.

                                   SCHEDULE B

                             OUT-OF-POCKET EXPENSES


The Company will reimburse PFPC for out-of-pocket expenses incurred on the Company's behalf, including, but not limited to, postage, telephone, telex, overnight express charges, deconversion costs, costs to obtain independent security market quotes, record retention, third party audit reviews (SAS 70), processing fees related to initial Blue Sky filings and travel expenses incurred for Board meeting attendance.

PFPC RESERVES THE RIGHT TO RENEGOTIATE THE FEES SET FORTH ON THIS SCHEDULE B AND IN SECTION 4 OF THE AGREEMENT SHOULD THE ACTUAL SERVICES VARY MATERIALLY FROM THE ASSUMPTIONS PROVIDED.

                                    EXHIBIT 1

                                SIT MUTUAL FUNDS


Sit Mid Cap Growth Fund, Inc.
Sit Large Cap Growth Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Money Market Fund, Inc.
Sit Mutual Funds, Inc.
            Sit International Growth Fund (Series A)
            Sit Balanced Fund (Series B)
            Sit Developing Markets Growth Fund (Series C)
            Sit Small Cap Growth Fund (Series D)
            Sit Science and Technology Growth Fund (Series E) Sit Dividend Growth Fund (Series G)*
Sit Mutual Funds II, Inc.
            Sit Tax-Free Income Fund (Series A)
            Sit Minnesota Tax-Free Income Fund (Series B)
            Sit Bond Fund (Series C)
Sit Mutual Funds Trust
            Sit Florida Tax Free Income Fund (Series A)*



















* A New Fund as defined in Section 4a.